UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 29, 2019

Sears Hometown and Outlet Stores, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35641	80-0808358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5500 Trillium Boulevard, Suite 501
Hoffman Estates, Illinois		60192
(Address of principal executive offices)		(Zip Code)

(847) 286-7000
(Registrant’s telephone number, including area code)
N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	SHOS	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 29, 2019 the Company held its Annual Meeting of Stockholders at 3333 Beverly Road, Hoffman Estates, Illinois 60179. The meeting was held to vote on the matters described below:

1.
Proposal 1 - Election of Directors. E.J. Bird, James F. Gooch, Josephine Linden, Kevin Longino, Alberto Franco, Will Powell, and John E. Tober were elected to the Board of Directors of the Company for one-year terms expiring at the 2020 Annual Meeting of Stockholders or until their successors are elected and qualified. The votes on this matter were as follows:

Name	For	Withheld	Broker-Non-Votes
E.J. Bird	18,822,825	36,415	2,585,863
James F. Gooch	18,823,824	35,516	2,585,863
Josephine Linden	18,823,317	35,923	2,585,863
Kevin Longino	18,823,990	35,250	2,585,863
Alberto Franco	16,655,046	2,204,194	2,585,863
William Powell	18,823,362	38,878	2,585,863
John E. Tober	16,635,597	2,223,643	2,585,863

2.
Proposal 2 - Advisory Vote to Approve the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker-Non-Votes
18,726,118	95,421	37,701	2,585,863

3.
Proposal 3 - Advisory Vote on the Frequency of the Stockholder Vote on the Compensation of the Company’s Named Executive Officers. The stockholders approved, on an advisory basis, the frequency of once every year to vote on the compensation of the Company’s named executive officers. The votes on this matter were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,742,354	27,347	32,843	56,696	2,585,863

4.	Proposal 4 - Ratification of the Appointment of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for the 2017 Fiscal Year. The votes on this matter were as follows:

For	Against	Abstain
21,161,059	277,551	6,493

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary

Date: May 30, 2019